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Exhibit 10.13

Agreement on Cooperative Experimentation and Development of
the Oil Crop Cyperus Esculentus as New Energy

Party A: Institute of Oil Crops Research Chinese Academy of Agriculture Sciences
Address: No.2, Xudong Er Road, Wuhan City, Hubei Province

Party B: Xinyang Hongchang Channel Gas Engineering Co., Ltd.
Address: No.188, Jingshen Road, Shihe District, Xinyang City, Henan Province

Realizing the scale plantation of energy oil crops and providing bio-diesel with stable sources of grease are the key links for promoting the process of bio-diesel industrialization. Cyperus esculentus can be energetically developed as an energy oil crop so as to provide raw material of grease for the bio-diesel industrialization. At the request of Xinyang Hongchang Channel Gas Engineering Co., Ltd. (hereinafter referred to as “Party B”), Institute of Oil Crops Research Chinese Academy of Agriculture Sciences (hereinafter referred to as “Party A”) conduct adaptability experiments on cyperus esculentus, in three experimental sites selected in Henan, Hubei and Anhui Provinces (one in each of the provinces), with fine seeds of cyperus esculentus provided by Party A, and after having confirmed that such variety of cyperus esculentus is suitable to be planted in the foresaid experimental sites, carry out development of the variety of cyperus esculentus on a cooperative basis.

To safeguard benefits of the two parties, Party A and Party B agree as follows with respect to the cooperative experimentation and development of cyperus esculentus through consultation, on the principles of scientificalness, impartiality and reciprocity.

I.	Stipulations by Party A and Party B on Adaptability Experimentation of Cyperus Esculentus

1.
At the request of Party B, Party A shall select one experiment spot in Henan Province, Hubei Province and Anhui Province respectively in the period from April 2006 to December 2006, and conduct adaptability experimentation on one variety of Cyperus Esculentus provided by Party A under spring sowing conditions.

2.
Party A shall specifically arrange programs for adaptability experimentation (including experimental inspection indicators, experimental sites, funds budgeting, etc.). Seeds used for this adaptability experimentation shall be provided by Party A.

3.
Party A shall provide technical guidance for the plantation of cyperus esculentus in the foresaid experimental sites and can receive one or two field surveys by Party B in the three experimental sites during experimentation.

4.
Party A shall, after the completion of this adaptability experimentation, summarize experimental results and report to Party B the experimental data and results. Party A and Party B shall jointly confirm whether or not the foresaid experimental sites are suitable for planting cyperus esculentus. In the event that Party A and Party B cannot make consistent conclusions on the adaptability of cyperus esculentus, Party A shall organize and invite at least 5 crop cultivation experts to form an expert group that will make an appraisal of the adaptability of cyperus esculentus based on experimental data; both Party A and Party B shall follow appraisal opinions made by the expert group.

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5.
Overhead expenses required for this adaptability experimentation shall be paid jointly by Party A and Party B. The total amount of overhead expenses is RMB *****, RMB ***** for each experimental site; RMB ***** out of the amount shall be paid by Party B to Party A, and the remaining RMB ***** shall be borne by Party A.

6.
Party B shall, within ***** after this Agreement takes effect, pay to Party A RMB ***** overhead expenses in a lump-sum manner, and Party A shall initiate the adaptability experimentation of cyperus esculentus upon receipt of such payment made by Party B.

7.	The ownership of cyperus esculentus seeds produced by each experimental site in this adaptability experimentation shall belong to Party A.

8.
In this adaptability experimentation, Party B may not request Party A to return the experimental overhead expenses paid to Party A, regardless of adaptability on plantation of cyperus esculentus in the foresaid experimental sites.

II.	Stipulations by Party A and Party B on Cooperative Development of Cyperus Esculentus

9.
Party B shall promise that, after confirmation that the variety of cyperus esculentus is suitable to be planted in any one of the foresaid three experimental sites, Party B will buy the right to use the variety for a period of 3 years (from 2007 to 2009) in all areas suitable for plantation of the variety confirmed in this experimentation, in a way that Party B pays to Party A the fees to use the variety.

10.
Party B shall buy the right to use the variety for a period of 3 years (from 2007 to 2009) in a way that if Party B pays in a lump-sum manner to Party A RMB *****, RMB ***** or RMB *****, Party B will acquire the right to use one variety of cyperus esculentus in one, two or three provinces of Henan, Hubei and Anhui Provinces, respectively.

11.
After Party B has fully paid to Party A the fees to use one variety of cyperus esculentus, Party A shall agree to provide Party B with 2,000kg seeds of cyperus esculentus (namely tigernut) on a one-off basis within 7 days after receipt of such fees. After Party B has acquired the right to use the variety of cyperus esculentus and Party A has provided Party B with 2,000kg seeds of cyperus esculentus (namely tigernut), Party A will not provide such seeds of seeds of cyperus esculentus (namely tigernut) to Party B anymore. However, Party B can provide Party B with techniques for plantation of cyperus esculentus at all times.

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12.
During the cooperation, intellectual property rights in varieties of cyperus esculentus experimented and developed by Party A and Party B on a cooperative basis shall be owned by Party A, and Party A can participate in application for outcomes produced from the cooperative experimentation and development by the two parties.

13.
In developing and using varieties of cyperus esculentus provided by Party A, Party B shall comply with laws and be in good faith, and any legal and economic disputes arising between Party B and any third party shall have nothing to do with Party A.

III.	Stipulations by Party A and Party B on Voluntary Termination Conditions of This Agreement

14.	Party A and Party B (or the expert group) confirm that varieties of cyperus esculentus provided by Party A are not suitable to be planted in any of the foresaid experimental sites.

15.	Party B fails to fully pay Party A the fees to use varieties and overhead expenses in accordance with stipulations hereunder.

16.	Party A fails to provide Party B with technical guidance on the plantation or seeds of cyperus esculentus.

In the event of any of Articles 14, 15 and 16 in cooperation, this Agreement shall lose efficacy voluntarily and be terminated.

IV.	Other Statements

17.
In the period of cooperation, both Party A and Party B shall the responsibility to prevent seeds of cyperus esculentus involved in the cooperative experimentation and development from diffusing to any third parties. Party A shall promise that, in the plantation areas for which Party B has bought the right to use varieties, Party A will no longer conduct technical cooperation and transfer of seeds of congeneric varieties with any third parties.

18.
See “Cooperative Research & Experimental Program on Adaptability of Oil Crop Cyperus Esculentus as New Energy” for the specific programs for the cooperative experimentation on adaptability of cyperus esculentus under this Agreement. This Program shall have equal validity to this Agreement.

19.	Matters not detained herein shall be addressed by the two parties through consultation.

20.	This Agreement is made in four copies, each party holding two copies, which shall take effect as of the date when it’s signed and stamped by the authorized representatives of the two parties.

21.
Any dispute arising from the performance of this Agreement shall be settled through consultation; should such consultation fail, either party shall have the right to file a lawsuit to Wuhan Municipal Intermediate People's Court.

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Party A (seal): Institute of Oil Crops Research Chinese Academy of Agriculture Sciences Date: April 26, 2006	Party A’s Authorized Representative (signature) Wen Wenliang /s/ Wen Wenliang

Party B (seal): Xinyang HongchangChannel Gas Engineering Co., Ltd. Date: May 8, 2006	Party B’s Authorized Representative (signature) Fei Bao’an /s/ Fei Bao’an